UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2022

ZENDESK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

989 Market Street
San Francisco, California 94103
(Address of principal executive offices)
(Zip Code)

(415) 418-7506
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Certain Officers; Appointment of Certain Officers.

Appointment of Chief Executive Officer

On November 28, 2022, the Board of Directors (the “Board”) of Zendesk, Inc. (the “Company”) appointed Tom Eggemeier as Chief Executive Officer of the Company, effective as of November 28, 2022.

Mr. Eggemeier, age 50, previously served as partner at the private equity firm Permira, where he was head of the firm’s Menlo Park, CA office and focused on investing and value creation in the technology sector. Prior to joining Permira, Mr. Eggemeier was the President of Genesys, a Permira fund portfolio company and leader in omnichannel customer experience and contact center software. Mr. Eggemeier holds a B.A. from the University of Dayton and a J.D. from the University of Chicago Law School.

There are no arrangements or understandings between Mr. Eggemeier and any other persons pursuant to which he was appointed as Chief Executive Officer. There are also no family relationships between Mr. Eggemeier and the executive officers or directors of the Company, and no transactions involving the Company and Mr. Eggemeier that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Appointment of Acting Chief Financial Officer

On November 28, 2022, the Board appointed Julie Swinney as acting Chief Financial Officer of the Company, effective as of December 2, 2022.

Ms. Swinney, age 51, is an accomplished executive with more than 25 years of finance, operations, mergers & acquisitions and global business scale experience across software and hardware.  Prior to being appointed as acting Chief Financial Officer, Ms. Swinney served as Senior Vice President of Finance and Strategy at the Company.  In addition, Ms. Swinney previously served as Vice President of Corporate Strategy, Planning and Reporting, Chief Audit Executive and Vice President and Chief Financial Officer of Cloud and Enterprise Data Center business, in each case, of Intel.

There are no arrangements or understandings between Ms. Swinney and any other persons pursuant to which she was appointed as acting Chief Financial Officer. There are also no family relationships between Ms. Swinney and the executive officers or directors of the Company, and no transactions involving the Company and Ms. Swinney that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Resignation of Chief Executive Officer

Mikkel Svane has resigned from his position as Chief Executive Officer of the Company. The Company confirms that the final day of employment for Mr. Svane was November 28, 2022.

Resignation of Chief Financial Officer

Shelagh Glaser has resigned from her position as Chief Financial Officer of the Company. The Company confirms that the final day of employment for Ms. Glaser was December 1, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENDESK, INC.
(Registrant)

Date: December 1, 2022	By:	/s/ Shanti Ariker
Shanti Ariker
General Counsel and Corporate Secretary